Exhibit 99.1

Entercom Communications Corp.

Reports Second Quarter Results

Second Quarter Adjusted EBITDA Grows 12%

(Bala Cynwyd, Pa. August 3, 2012) Entercom Communications Corp. (NYSE: ETM) today reported financial results for the quarter ended June 30, 2012.

Second Quarter Highlights

•	Net revenues for the quarter were flat at $104.6 million

•	Station expenses decreased 5% to $67.6 million

•	Station operating income increased 10% to $37.0 million

•	Adjusted EBITDA increased 12% to $32.0 million

•	Adjusted net income per share decreased 23% to $0.24

•	Free cash flow decreased 15% to $19.3 million

David J. Field, President and Chief Executive Officer stated: “I am pleased to report that Entercom generated solid growth in Station Operating Income and Adjusted EBITDA during the second quarter as our ongoing focus on business model reinvention enabled us to expand operating margins. At the same time, our investments in new local brands and content, expanded distribution, enhanced digital platforms, stronger operating systems and sales product development are meaningfully enhancing our competitive position and growth potential. We are increasingly excited about our future opportunities as we continue to deepen our audience engagement and deliver enhanced multi-platform marketing solutions to our customers.”

Additional Information

During the quarter, the Company completed the acquisition of the leading urban adult contemporary station in the San Francisco market 102.9 KBLX-FM from Inner City Media Corporation and its subsidiaries. The Company began operating KBLX on May 1, 2012 under a time brokerage agreement (“TBA”), and the Company’s results for the quarter include two months of KBLX operations as well as the TBA fee expense incurred prior to the closing of the acquisition.

In June, the Company announced an alliance with TuneIn to extend the reach of Entercom’s more than 100 stations to the TuneIn digital platform and its more than 30 million monthly active users. Listeners can check out their favorite Entercom stations via TuneIn platforms including smartphone apps, connected vehicle dashboards, Internet home entertainment systems and online at www.tunein.com.

Exhibit 99.1 - Page 1

As a result of the Company’s annual review of its intangible assets and goodwill during the quarter, the Company recorded a non-cash intangible impairment charge of $22.3 million to the value of its FCC licenses.

As of June 30, 2012, the Company had $6.7 million in cash and $610.8 million of senior debt. Net interest expense increased in the second quarter versus the prior year as a result of the Company’s fall 2011 refinancing of its prior credit facility which had very favorable borrowing costs.

Earnings Conference Call and Company Information

Entercom will hold a conference call regarding the quarterly earnings release on August 3, 2012 at 10:00 AM Eastern Time. Investors will have the opportunity to submit questions to the Company regarding the second quarter earnings release by emailing their inquiries to questions@entercom.com. Questions should be sent at least 10 minutes prior to the call. The Company will only discuss inquiries made by email prior to the conference call. The public may access the conference call by dialing 888-889-0278 (passcode: Entercom). A replay of the conference call will be available and can be accessed either by dialing 888-562-2936 or by visiting the Company’s website: www.entercom.com. Additional information and reconciliation of same station results are available on the Company’s website at www.entercom.com.

Entercom Communications Corp., led by President and CEO David Field, is one of the five largest radio broadcasting companies in the United States, with a nationwide portfolio of 111 stations in 23 markets, including San Francisco, Boston, Seattle, Denver, Portland, Sacramento and Kansas City.

Known for developing unique and highly successful, locally-programmed stations, Entercom is home to some of radio’s most distinguished brands and compelling personalities. The company is also the radio broadcast partner of the Boston Red Sox, Boston Celtics, Buffalo Bills, Buffalo Sabres, Kansas City Royals, Memphis Grizzlies, New Orleans Saints, Oakland Athletics and San Jose Sharks.

Entercom focuses on creating effective integrated marketing solutions for its customers that incorporate the company’s audio, digital and experiential assets. Additionally, the company has a long-standing commitment to responsible corporate citizenship and environmental stewardship. Entercom stations play a vital, hands-on role in improving their communities, providing over $100 million in annual support for local charitable organizations.

The company’s radio stations have received numerous awards, including multiple Edward R. Murrow Awards for excellence in broadcast journalism and National Association of Broadcasters (NAB) Marconi Awards for excellence in radio broadcasting.

For more information, please visit www.entercom.com.

Exhibit 99.1 - Page 2

Certain Definitions

All references to per share data, unless stated otherwise, are presented as per diluted share. All references to shares outstanding, unless stated otherwise, are presented to exclude unvested restricted stock units. All references to net debt are outstanding debt net of cash on hand.

Station expenses consist of station operating expenses excluding non-cash compensation expense.

Corporate expenses consist of corporate general and administrative expenses excluding non-cash compensation expense.

Station operating income consists of operating income (loss) before: depreciation and amortization; time brokerage agreement fees (income); corporate general and administrative expenses; non-cash compensation expense (which is otherwise included in station operating expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Adjusted EBITDA consists of net income (loss), adjusted to exclude: income taxes (benefit); total other expense; depreciation and amortization; time brokerage agreement fees (income); non-cash compensation expense (which is otherwise included in station operating expenses and corporate G&A expenses); impairment loss; merger and acquisition costs; and gain or loss on sale or disposition of assets.

Free cash flow consists of operating income (loss): (i) plus depreciation and amortization, net (gain) loss on sale or disposal of assets; non-cash compensation expense (which is otherwise included in station operating expenses and corporate general and administrative expenses), impairment loss; merger and acquisition costs; and (ii) less net interest expense (excluding amortization of deferred financing costs), taxes paid and capital expenditures.

Adjusted net income consists of net income (loss) adjusted to exclude: (i) income taxes (benefit) as reported; (ii) gain/loss on sale of assets, derivative instruments and investments; (iii) non-cash compensation expense; (iv) other income; (v) impairment loss; (vi) merger and acquisition costs; and (vii) gain/loss on early extinguishment of debt. For purposes of comparability, income taxes are reflected at the expected statutory federal and state income tax rate of 42% without discrete items of tax.

Adjusted net income per share includes any dilutive equivalent shares when not anti-dilutive.

Same station is computed by comparing the performance of stations operated by the Company throughout the relevant period to the comparable performance in the prior year’s corresponding period (excluding non-cash compensation expense). Any acquisition or disposition of radio stations not deemed to be material by management are ignored for the purpose of computing this data. There were no material acquisitions during the periods presented in the above tables.

Exhibit 99.1 - Page 3

Non-GAAP Financial Measures

It is important to note that station operating income, station expense, corporate expense, same station net revenues, same station expenses, same station operating income, adjusted EBITDA, adjusted net income, adjusted net income per share and free cash flow are not measures of performance or liquidity calculated in accordance with generally accepted accounting principles (“GAAP”). Management believes that these measures are useful as a way to evaluate the Company and the means for management to evaluate our radio stations’ performance and operations. Management believes that these measures are useful to an investor in evaluating our performance because they are widely used in the broadcast industry as a measure of a radio company’s operating performance.

Certain adjusted non-GAAP financial measures are presented in this release (e.g., adjusted net income and adjusted net income per share). The adjustments exclude gain/loss on sale of assets, derivative instruments, and investments; non-cash compensation expense, other income, impairment loss and gain/loss on early extinguishment of debt. Management believes these adjusted non-GAAP measures provide useful information to Management and investors by excluding certain income, expenses and gains and losses that may not be indicative of the Company’s core operating and financial results. Similarly, Management believes these adjusted measures are a useful performance measure because certain items included in the calculation of net income (loss) may either mask or exaggerate trends in the Company’s ongoing operating performance. Further, the reconciliations corresponding to these adjusted measures, by identifying the individual adjustments, provide a useful mechanism for investors to consider these adjusted measures with some or all of the identified adjustments.

Management uses these non-GAAP financial measures on an ongoing basis to help track and assess the Company’s financial performance. You, however, should not consider non-GAAP measures in isolation or as substitutes for net income (loss), operating income, or any other measure for determining our operating performance that is calculated in accordance with generally accepted accounting principles. These non-GAAP measures are not necessarily comparable to similarly titled measures employed by other companies. The accompanying financial tables provide reconciliations to the nearest GAAP measure of all non-GAAP measures provided in this release.

Note Regarding Forward-Looking Statements

The information in this news release is being widely disseminated in accordance with the Securities and Exchange Commission’s Regulation FD.

Exhibit 99.1 - Page 4

This news announcement contains certain forward-looking statements that are based upon current expectations and certain unaudited pro forma information that is presented for illustrative purposes only and involves certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Additional information and key risks are described in the Company’s filings on Forms 8-K, 10-Q and 10-K with the Securities and Exchange Commission. Readers should note that these statements might be impacted by several factors including changes in the economic and regulatory climate and the business of radio broadcasting, in general. The unaudited pro forma information and same station operating data reflect adjustments and are presented for comparative purposes only and do not purport to be indicative of what has occurred or indicative of future operating results or financial position. Accordingly, the Company’s actual performance may differ materially from those stated or implied herein. The Company assumes no obligation to publicly update or revise any unaudited pro forma or forward-looking statements.

Contact:

Steve Fisher

Executive Vice President-Operations and Chief Financial Officer

610-660-5647

Exhibit 99.1 - Page 5

Second Quarter 2012

Earnings Release

ENTERCOM COMMUNICATIONS CORP.

FINANCIAL DATA

(amounts in thousands, except per share data)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
STATEMENTS OF OPERATIONS
Net Revenues	$104,571	$104,650	$184,537	$187,164

Station Expenses	67,570	71,026	127,137	132,841
Station Expense - Non-Cash Compensation	158	222	264	327
Corporate Expenses	5,039	5,162	10,376	10,748
Corporate Expenses - Non-Cash Compensation	1,163	1,304	2,454	4,339
Depreciation And Amortization	2,737	2,872	5,496	5,764
Impairment Loss	22,307	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net Time Brokerage Agreement Fees	242	—	242	244
Net (Gain) Loss On Sale Or Disposition of Assets	(13)	49	3	69

Total Operating Expenses	99,203	80,635	168,279	155,874

Operating Income	5,368	24,015	16,258	31,290

Other Expense (Income) Items:
Net Interest Expense	13,496	5,254	27,569	11,226
Net Gain On Derivative Instruments	(558)	—	(1,346)	—
Other Income	(33)	(5)	(46)	(5)

Total Other Expense	12,905	5,249	26,177	11,221

Income (Loss) Before Income Tax Benefit	(7,537)	18,766	(9,919)	20,069
Income Tax Benefit	(4,330)	(29,968)	(5,663)	(29,686)

Net Income (Loss)	$(3,207)	$48,734	$(4,256)	$49,755

Net Income (Loss) Per Share - Basic	$(0.09)	$1.34	$(0.12)	$1.37

Net Income (Loss) Per Share - Diluted	$(0.09)	$1.29	$(0.12)	$1.31

Weighted Common Shares Outstanding - Basic	36,686	36,353	36,668	36,338

Weighted Common Shares Outstanding - Diluted	36,686	37,742	36,668	37,955

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Capital Expenditures	$81	$1,404	$962	$2,273

Income Taxes Paid	$—	$—	$99	$82

Cash Interest	$18,937	$4,629	$25,963	$9,447

SELECTED BALANCE SHEET DATA
	June 30,
	2012	2011
Cash And Cash Equivalents	$6,741	$1,957
Total Assets	923,589	917,888
Current Debt—Senior Debt	15,738	625,027
Senior Debt (including Current Debt)	393,607	625,137
Senior Notes	217,223	—
Total Shareholders’ Equity	249,230	230,316

Exhibit 99.1 - Page 6

OTHER FINANCIAL DATA

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Reconciliation Of GAAP Station Operating Expenses To Station Expenses
Station Operating Expenses	$67,728	$71,248	$127,401	$133,168
Station Expenses - Non-Cash Compensation	(158)	(222)	(264)	(327)

Station Expenses	67,570	71,026	127,137	132,841

Reconciliation Of GAAP Corporate General & Administrative Expenses To Corporate Expenses
Corporate General & Administrative Expenses	$6,202	$6,466	$12,830	$15,087
Corporate Expenses - Non-Cash Compensation	(1,163)	(1,304)	(2,454)	(4,339)

Corporate Expenses	$5,039	$5,162	$10,376	$10,748

Reconciliation Of GAAP Operating Income To Station Operating Income
Operating Income	$5,368	$24,015	$16,258	$31,290
Corporate Expenses	5,039	5,162	10,376	10,748
Corporate Expenses - Non-Cash Compensation	1,163	1,304	2,454	4,339
Station Expenses - Non-Cash Compensation	158	222	264	327
Depreciation And Amortization	2,737	2,872	5,496	5,764
Impairment Loss	22,307	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net Time Brokerage Agreement Fees	242	—	242	244
Net (Gain) Loss On Sale Or Disposition of Assets	(13)	49	3	69

Station Operating Income	$37,001	$33,624	$57,400	$54,323

Reconciliation Of GAAP Net Income (Loss) To Adjusted EBITDA
Net Income (Loss)	$(3,207)	$48,734	$(4,256)	$49,755
Income Tax Benefit	(4,330)	(29,968)	(5,663)	(29,686)
Total Other Expense	12,905	5,249	26,177	11,221
Corporate Expenses - Non-Cash Compensation	1,163	1,304	2,454	4,339
Station Expenses - Non-Cash Compensation	158	222	264	327
Depreciation And Amortization	2,737	2,872	5,496	5,764
Impairment Loss	22,307	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net Time Brokerage Agreement Fees	242	—	242	244
Net (Gain) Loss On Sale Or Disposition of Assets	(13)	49	3	69

Adjusted EBITDA	$31,962	$28,462	$47,024	$43,575

Reconciliation Of GAAP Net Income (Loss) To Free Cash Flow
Net Income (Loss)	$(3,207)	$48,734	$(4,256)	$49,755
Depreciation And Amortization	2,737	2,872	5,496	5,764
Deferred Financing Costs Included In Interest Expense	1,054	921	2,172	1,884
Amortization Of Original Issue Discount Included In Interest Expense	61	—	120	—
Non-Cash Compensation Expense	1,321	1,526	2,718	4,666
Net (Gain) Loss On Sale Or Disposition of Assets	(13)	49	3	69
Impairment Loss	22,307	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net Gain On Derivative Instruments	(558)	—	(1,346)	—
Other Income	(33)	(5)	(46)	(5)
Income Tax Benefit	(4,330)	(29,968)	(5,663)	(29,686)
Capital Expenditures	(81)	(1,404)	(962)	(2,273)
Income Taxes Paid	—	—	(99)	(82)

Free Cash Flow	$19,258	$22,725	$20,444	$31,634

Exhibit 99.1 - Page 7

Reconciliation Of GAAP Operating Income To Free Cash Flow:
Operating Income	$5,368	$24,015	$16,258	$31,290
Depreciation and Amortization	2,737	2,872	5,496	5,764
Non-Cash Compensation Expense	1,321	1,526	2,718	4,666
Impairment Loss	22,307	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Interest Expense, Net of Interest And Dividend Income, Deferred Financing Costs & OID	(12,381)	(4,333)	(25,277)	(9,342)
Capital Expenditures	(81)	(1,404)	(962)	(2,273)
Net Loss On Sale Or Disposition of Assets	(13)	49	3	69
Income Taxes Paid	—	—	(99)	(82)

Free Cash Flow	$19,258	$22,725	$20,444	$31,634

Reconciliation Of GAAP Net Income (Loss) To Adjusted Net Income
Net Income (Loss)	$(3,207)	$48,734	$(4,256)	$49,755
Income Tax Benefit	(4,330)	(29,968)	(5,663)	(29,686)
Net (Gain) Loss On Sale Or Disposition of Assets	(13)	49	3	69
Impairment Loss	22,307	—	22,307	—
Merger And Acquisition Costs	—	—	—	1,542
Net Gain On Derivative Instruments	(558)	—	(1,346)	—
Other Income	(33)	(5)	(46)	(5)
Non-Cash Compensation Expense	1,321	1,526	2,718	4,666

Adjusted Income Before Income Taxes	15,487	20,336	13,717	26,341
Income Taxes	6,505	8,541	5,761	11,063

Adjusted Net Income	$8,982	$11,795	$7,956	$15,278

Weighted Average Diluted Shares Outstanding
Weighted Average Diluted Shares Outstanding - Diluted, As Reported	36,686	37,742	36,668	37,955
Shares Considered Anti-Dilutive When Reporting A Net Loss	913	—	1,025	—

Weighted Average Diluted Shares Outstanding - Diluted	37,599	37,742	37,693	37,955

Adjusted Net Income (Loss) Per Share - Diluted	$0.24	$0.31	$0.21	$0.40

Exhibit 99.1 - Page 8